EXHIBIT 10.47

FIRST AMENDMENT

     THIS FIRST AMENDMENT dated as of January 29, 2004 (this “Amendment”) is to the Second Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of October 22, 2002 among WILLIAMS-SONOMA, INC., a California corporation (the “Borrower”), various financial institutions (the “Lenders”) and BANK OF AMERICA, N.A., as agent for the Lenders (the “Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. Amendments. Effective on, and subject to the occurrence of, the Amendment Effective Date (as defined below):

     1.1 Section 1.1 of the Credit Agreement shall be amended by adding the following definition thereto in its appropriate alphabetical position:

     “First Amendment Effective Date” means the “Amendment Effective Date” under and as defined in the First Amendment to this Agreement dated as of January 29, 2004.

     1.2 The definition of “Letter of Credit Sublimit” in Section 1.1 of the Credit Agreement shall be amended by deleting the figure “$50,000,000” where it appears in such definition and inserting the figure “$100,000,000” in lieu thereof.

     1.3 Section 11.4 of the Credit Agreement shall be amended by deleting clause (x) of such Section and inserting the following in lieu thereof:

          (x) the Borrower may repurchase its Capital Stock, provided that (A) (1) the aggregate amount of all such repurchases during the period from the Closing Date to the First Amendment Effective Date shall not exceed an amount equal to the sum of $100,000,000, plus an amount equal to ten percent (10.0%) of the Borrower’s Net Income during the period from the Closing Date through the end of the Fiscal Quarter ending immediately prior to the date of such repurchase and (2) the aggregate amount of all such repurchases during any Fiscal Year (commencing with the Borrower’s Fiscal Year beginning February 2, 2004) shall not exceed $100,000,000 (it being understood that all repurchases of Capital Stock by the Borrower during the period from the First Amendment Effective Date through January 30, 2004 shall be counted against the limitation in this clause (A)(2) with respect to the Borrower’s Fiscal Year beginning February 2, 2004) and (B) no Default shall be in existence at the time of such repurchase.

     SECTION 2. Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders that: (a) the representations and warranties made in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the date of the execution and delivery hereof by the Borrower with the same effect as if made on such date (except to the extent relating solely to a specific earlier date, in which case they were true and correct as of such earlier date); (b) no Default exists or will result from the effectiveness of this Amendment; (c) no material adverse change has occurred with respect to the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrower (individually) or the Borrower and its Subsidiaries (taken as a whole) since February 3, 2002; (d) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended hereby (the “Amended Credit Agreement”), (i) are within the corporate powers of the Borrower, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approval from any Governmental Authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgment or award which is binding on the Borrower or any of its Subsidiaries or of any provision of the certificate of incorporation or bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any agreement, indenture, instrument or other document which is binding on the Borrower or any of its Subsidiaries; and (e) the Amended Credit Agreement is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

     SECTION 3. Effectiveness.

     3.1 Effectiveness. The amendments to the Credit Agreement set forth in Section 1 above shall become effective on the date (the “Amendment Effective Date”) on which the Agent shall have received (a) counterparts of this Amendment executed by the Borrower and the Required Lenders, (b) for each Lender that has executed and delivered to the Agent a counterpart of this Amendment prior to 5:00 p.m. (Chicago time) on January 29, 2004, an amendment fee equal to $2,500 and (c) each of the following documents, each in form and substance satisfactory to the Agent:

          (i) Confirmation. Counterparts of the Confirmation, substantially in the form of Exhibit A, executed by each Guarantor.

          (ii) Other Documents. Such other documents as the Agent or any Lender may reasonably request.

     SECTION 4. Miscellaneous.

     4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of any amendment set forth herein, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the “Credit Agreement” or any similar term shall refer to the Credit Agreement as amended hereby.

     4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     4.3 Expenses. The Borrower agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including the allocable costs of internal legal services and all disbursements of internal legal counsel) in connection with the preparation, execution and delivery of this Amendment.

     4.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of California applicable to contracts made and to be wholly performed within the State of California.

     4.5 Successors and Assigns. This Amendment shall be binding upon the Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

Delivered as of the day and year first above written.

WILLIAMS-SONOMA, INC.

By:	/s/ Sharon L. McCollam

Title: EVP & CFO

BANK OF AMERICA, N.A., as Agent

By:	/s/ Tiffany Shin

Title: AVP

BANK OF AMERICA, N.A., as a Lender and as L/C Issuer

By:	/s/ Lisa M. Thomas

Title: Senior Vice President

FLEET NATIONAL BANK, as a Lender

By:	/s/ Stephen Garvin

Title: Managing Director

THE BANK OF NEW YORK, as a Lender

By:	/s/ Randolph E.J. Medrano

Title: Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Jeff Bailard

Title: Vice President

JPMORGAN CHASE BANK, as a Lender

By:	/s/ James A. Knight

Title: Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ Theresa L. Rocha

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gregory Dryden

Title: Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Joe Kwasny

Title: Vice President

Exhibit A

CONFIRMATION

Dated as of January 29, 2004

To: Bank of America, N.A., individually and as Agent, and the other financial institutions party to the Credit Agreement referred to below

     Please refer to: (a) the Second Amended and Restated Credit Agreement dated as of October 22, 2002 (the “Credit Agreement”) among Williams-Sonoma, Inc., a California corporation (the “Borrower”), various financial institutions (the “Lenders”) and Bank of America, N.A., as Agent (the “Agent”); (b) the Subsidiary Guaranty dated as of August 23, 2000 made by the subsidiaries of the Borrower in favor of the Agent (the “Guaranty”); and (c) the First Amendment dated as of January 29, 2004 to the Credit Agreement (the “First Amendment”).

     Each of the undersigned hereby confirms to the Agent and the Lenders that, after giving effect to the First Amendment and the transactions contemplated thereby, the Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

     This Confirmation shall be governed by the internal laws of the State of California.

WILLIAMS-SONOMA STORES, INC.

By:	/s/ Sharon L. McCollam

Name: Sharon L. McCollam Title: EVP & CFO

WILLIAMS-SONOMA STORES, LLC

By:	/s/ Sharon L. McCollam

Name: Sharon L. McCollam Title: EVP & CFO

HOLD EVERYTHING, INC.

By:	/s/ Sharon L. McCollam

Name: Sharon L. McCollam Title: EVP & CFO

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POTTERY BARN, INC.

By:	/s/ Sharon L. McCollam

Name: Sharon L. McCollam Title: EVP & CFO

POTTERY BARN KIDS, INC.

By:	/s/ Sharon L. McCollam

Name: Sharon L. McCollam, Title: EVP & CFO

CHAMBERS CATALOG COMPANY, INC.

By:	/s/ Sharon L. McCollam

Name: Sharon L. McCollam Title: EVP & CFO

WILLIAMS-SONOMA RETAIL SERVICES, INC.

By:	/s/ Sharon L. McCollam

Name: Sharon L. McCollam Title: EVP & CFO

WILLIAMS-SONOMA DIRECT, INC.

By:	/s/ Sharon L. McCollam

Name: Sharon L. McCollam Title: EVP & CFO

WEST ELM, INC.

By:	/s/ Sharon L. McCollam

Name: Sharon L. McCollam Title: EVP & CFO

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WILLIAMS-SONOMA PUBLISHING, INC.

By:	/s/ Sharon L. McCollam

Name: Sharon L. McCollam Title: EVP & CFO

POTTERY BARN TEEN, INC.

By:	/s/ Sharon L. McCollam

Name: Sharon L. McCollam Title: EVP & CFO

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